UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 22, 2009

SUPERIOR BANCORP
(Exact Name of Registrant as Specified in Charter)

Delaware
State or Other
Jurisdiction of
Incorporation
0-25033	63-1201350
(Commission	(IRS Employer
File Number)	Identification No.)

17 North 20th Street, Birmingham, Alabama	35203
(Address of Principal Executive Offices)	Zip Code)

(205) 327-1400
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 22, 2009, the Board of Directors of Superior Bancorp (the “Company”) promoted each of C. Marvin Scott and Rick D. Gardner to the office of Vice Chairman of the Board.  Mr. Scott had previously served as the Company’s President and Mr. Gardner had previously served as the Company’s Chief Operating Officer.  C. Stanley Bailey, the Company’s Chairman and Chief Executive Officer, has assumed the additional office of President.   The Board of Directors of the Company’s subsidiary, Superior Bank (the “Bank”), promoted Mr. Scott to the office of Chief Executive Officer of the Bank and promoted Mr. Gardner to the office of President of the Bank.  Mr. Bailey remains the Bank’s Chairman of the Board.

Information about each of Mr. Bailey, Mr. Scott and Mr. Gardner is contained in the Company’s proxy statement for its 2009 annual meeting of stockholders which was filed with the Securities and Exchange Commission on March 20, 2009.

Officers of the Company hold office until the annual meeting of stockholders next following their appointment, or until their earlier resignation or removal.

There is no arrangement or understanding between any of Mr. Bailey, Mr. Scott or Mr. Gardner and any other persons pursuant to which they were appointed to the offices noted above.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 22, 2009, the Board of Directors of the Company amended the Company’s Bylaws to provide that the Company may have one or more Vice Chairmen of the Board and that the Board could designate the Vice Chairmen as officers of the Corporation.

Attached hereto as Exhibit 3 are the Bylaws of the Corporation as amended and restated as of October 22, 2009.

Section 7 — Regulation FD

Item 7.01.	Regulation FD Disclosure.

On October 22, 2009, the Company and the Bank issued a press release announcing the promotions of Mr. Scott and Mr. Gardner. The text of the press release is attached to this report as Exhibit 99. This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
3	Bylaws of Superior Bancorp as Amended and Restated as of October 22, 2009
99	Press Release of Superior Bancorp and Superior Bank dated October 22, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR BANCORP
Date: October 22, 2009	By:	/s/ C. Stanley Bailey
C. Stanley Bailey
Chairman, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
3	Bylaws of Superior Bancorp as Amended and Restated as of October 22, 2009
99	Press Release of Superior Bancorp and Superior Bank dated October 22, 2009